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                                                                   Exhibit 23.02


             Consent of Ernst & Young LLP, Independent Auditors
             --------------------------------------------------

We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated January 28, 2000, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-93487) and related Prospectus of Snowball.com, Inc. for the registration of 7,187,500 shares of its common stock.


                                         /s/ Ernst & Young LLP
Palo Alto, California
March 9, 2000